77D Policies with respect to security investments

Description regarding investments in securities of other investment companies, filed herewith.

77I Terms of new or amended securities;

Multiple Class Plan pursuant to Rule 18f-3, filed herewith

77M Mergers;

Form of Agreement and Plan of Reorganization between Forward Funds, The Kensington Funds, Kensington Investment Group, Inc., and Forward Management LLC, filed herewith.

77Q1(a) Copies of any material amendments to the registrant’s charter or by-laws;

(a)(1)	Revised Schedule A to the Amended and Restated Agreement and Declaration of Trust of Forward Funds (the “Registrant”), filed herewith.

(a)(2)

Amended and Restated By-Laws of the Registrant dated December 8, 2005 and as amended as of December 7, 2006 and March 4, 2009, incorporated by reference to Exhibit (b)(1) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

77Q1(b)   Copies of the text of any proposal described in answer to sub-item 77D

(b)(1)	Description regarding investments in securities of other investment companies filed herewith.

77Q1(d)   Copies of all constituent instruments defining the rights of the holders of any new class of  securities and of any amendments to constituent instruments referred to in answer to sub-item 77I

(d)(1)	Multiple Class Plan pursuant to Rule 18f-3filed herewith.

77Q1(e)  Copies of any new or amended registrant investment advisory contracts;

(e)(1)

Amended Exhibit A to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the Forward Global Infrastructure Fund, the Forward Growth Fund, the Forward Banking and Finance Fund, the Forward Emerging Markets Fund, the Forward HITR Fund, the Forward International Equity Fund, the Forward International Real Estate Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Real Estate Fund, the Forward Select Income Fund, the Forward Strategic Realty Fund, the Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund and the Forward Tactical Growth Fund, filed herewith.

(e)(2)

Amended Exhibit B to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the Accessor Aggressive Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Frontier Markets Fund, the Accessor Growth Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Investment Grade Fixed-Income Fund, the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor Mortgage Securities Fund, the Accessor Small to Mid Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund, the Accessor U.S. Government Money Fund and the Accessor Value Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(3)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Emerald Mutual Fund Advisers Trust (formerly known as Emerald Advisers, Inc.) entered into as of January 2, 2009 with respect to the Forward Banking and Finance Fund and the Forward Growth Fund, incorporated by reference to Exhibit (d)(4)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(4)

Amendment to the Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited (“Pictet Ltd”), entered into as of January 2, 2009 with respect to the International Small Companies Fund, incorporated by reference to Exhibit (d)(5)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(5)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Ltd, entered into as of January 2, 2009 with respect to the Forward Emerging Markets Fund, incorporated by reference to Exhibit (d)(6)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(6)

Amendment to the Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Hoover Investment Management Co., LLC entered into as of  January 2, 2009 with respect to the Forward Small Cap Equity Fund, incorporated by reference to Exhibit (d)(7)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(7)

Amendment to Investment Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. entered into as of January 22, 2009 with respect to the Forward Real Estate Fund, filed herewith.

(e)(8)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Netols Asset Management Inc. entered into as of January 2, 2009 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(10)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(9)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Riverbridge Partners, LLC entered into as of January 2, 2009 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(11)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(10)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Conestoga Capital Advisors, LLC entered into as of January 2, 2009 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(12)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(11)

Amendment to the Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Cedar Ridge Partners, LLC entered into as of January 2, 2009 with respect to the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (d)(13)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(12)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Piedmont Investment Advisors, LLC entered into as of January 2, 2009 with respect to the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (d)(14)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(13)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Asset Management SA entered into as of January 2, 2009 with respect to the Forward International Fixed Income Fund, incorporated by reference to Exhibit (d)(15)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(14)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant Management, Inc. (“Pennant”) dated March 27, 2009 with respect to Accessor Limited Duration U.S. Government Fund, filed herewith.

(e)(15)

Amendment to Investment Sub-Advisory Agreement among the Registrant, the Advisor and Blackrock Financial Management, Inc. entered into as of November 17, 2008 with respect to the Accessor Mortgage Securities Fund, incorporated by reference to Exhibit (d)(20)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(16)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant dated March 27, 2009 with respect to Accessor Total Return Fund, filed herewith.

(e)(17)

Investment Sub-Advisory Agreement among the Registrant, the Advisor and Lazard Asset Management LLC (“Lazard”) dated December 1, 2008, with respect to the Accessor International Equity Fund, incorporated by reference to Exhibit (d)(24) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

(e)(18)

Amendment to the Investment Sub-Advisory Agreement among the Registrant, the Advisor and Lazard dated December 1, 2008, with respect to the Accessor International Equity Fund, incorporated by reference to Exhibit (d)(24)(a) to Post-Effective Amendment No. 60 to this Registration Statement filed with the Commission on April 30, 2009.

77Q1(g)  Copies of any merger or consolidation agreement, and other relevant documents;

(g)(1)	Form of Agreement and Plan of Reorganization between Forward Funds, The Kensington Funds, Kensington Investment Group, Inc., and Forward Management LLC, filed herewith.